UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 24, 2026

NUVVE HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40296	86-1617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2488 Historic Decatur Road, Ste 230	San Diego,	California	92106
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 456-5161

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	NVVE	OTCQB Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 3.02. Unregistered Sales of Equity Securities.

As previously disclosed, Nuvve Holding Corp. (the “Company”) previously entered into a cooperation agreement (the “Cooperation Agreement”), a service agreement for engineering and managerial consulting services (the “Managerial Services Agreement”) and an aggregation service agreement for battery energy storage system (BESS) (the “Aggregation Service Agreement” and together with the Cooperation Agreement and the Managerial Services Agreement, the “Omnia Venture Agreements”), each dated as of March 6, 2026, and each by and among the Company, Oelion AB, a company organized under the laws of Sweden, and OMNIA Group Holdings AG, a company organized under the laws of Switzerland (“Omnia”).

On August 24, 2026, upon the achievement of a milestone under the Omnia Venture Agreements relating to the payment by Omnia to the Company of the initial consulting fee of $385,439.25, the Company issued to Omnia 14,737 shares (the “Milestone Shares”) of the Company’s Series B Convertible Preferred Stock (the “Series B Preferred Stock”). Each share of the Series B Preferred Stock has a par value of $0.0001 per share and a stated value equal to $1,000. The Series B Preferred Stock are convertible into shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), at a current conversion price of $22.50 per share, subject to adjustments for stock dividends, splits, and the like, as set forth in the applicable Certificate of Designation.

The issuance of the Milestone Shares under the Omnia Venture Agreements was, and the issuance of any shares of Common Stock upon the conversion of such Milestone Shares will be, made pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and under Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”). The Company made this determination based on the representations of Omnia, including, but not limited to, Omnia’s representation that it is an “accredited investor” within the meaning of Rule 501 of Regulation D and that it had access to full and complete information about the Company and its investment.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2026

NUVVE HOLDING CORP.

By:	/s/ Gregory Poilasne
Gregory Poilasne
Chief Executive Officer
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